---------------------------------------------------

DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
  Asset Management Inc. and Morgan Stanley   VICE PRESIDENT
  Asset Management Limited; Managing         Harold J. Schaaff,
  Director, Morgan Stanley & Co.             Jr.
  Incorporated; Director, Morgan Stanley     VICE PRESIDENT
  Group Inc.                                 Joseph P. Stadler
Frederick B. Whittemore                      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD                   Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.    SECRETARY
  Incorporated                               Karl O. Hartmann
Warren J. Olsen                              ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                       James R. Rooney
  Principal, Morgan Stanley Asset            TREASURER
  Management Inc. and Morgan Stanley & Co.   Joanna M. Haigney
  Incorporated                               ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                                 GOLD PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The Gold Portfolio seeks to provide long-term capital appreciation by investing primarily in the equity securities of foreign and domestic issuers engaged in gold-related activities.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 24.56% for the Class A shares and 20.66% for the Class B shares as compared to -3.85% for the Philadelphia Gold and Silver Index. The average annual total return for the Portfolio for the twelve months ended September 30, 1996 and for the period from inception on February 1, 1994 through September 30, 1996 was 19.38% and 10.05%, respectively, for the Class A shares compared to -6.53% and -5.94%, respectively, for the Philadelphia Gold and Silver (XAU) Index. For the three month period ended September 30, 1996, the Portfolio had a total return of -2.74% for the Class A shares and -2.83% for the Class B shares as compared to -6.79% for the Index.

PERFORMANCE COMPARED TO THE PHILADELPHIA GOLD
AND SILVER INDEX(1)
----------------------------------------------------

                                            TOTAL RETURNS(2)
                                    ---------------------------------
                                                            AVERAGE
                                                            ANNUAL
                                                             SINCE
                                       YTD     ONE YEAR    INCEPTION
                                    ---------  ---------  -----------
PORTFOLIO--CLASS A................      24.56%     19.38%      10.05%
PORTFOLIO--CLASS B(3).............      20.66        N/A         N/A
INDEX.............................      -3.85      -6.53       -5.94

1. The Philadelphia Gold and Silver Index is an unmanaged index comprised of the leading companies involved in the mining of gold and silver.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

Companies involved in the exploration, mining, fabrication, processing, distribution or trading of gold (or, to a lesser degree silver, platinum or other precious metals or minerals) qualify as portfolio candidates. Mining shares differ fundamentally from investments in gold bullion. Because companies can produce positive cash flows and increase gold reserves in the ground through exploration and discovery, mining company equity shares provide investors with a more dynamic investment vehicle. Portfolio securities are selected on the basis of relative valuation, liquidity, and risk diversification.

In a quarter when gold bullion declined by 0.5% and the Index fell 6.79%, the Portfolio's mixed performance of -2.7% reflects positive contributions from exploration companies Bre-X Minerals (BSM-TSE), Gold Reserve (GLR-TSE), and selected other issues. Holdings in Australian large-cap issues including Newcrest Mining (NCM-ASX) and Plutonic Resources (PLU-ASX) hurt the Portfolio's performance during September when Australian golds were the poorest performing world gold share sector. We continue to prefer Australian and South African gold shares to large cap North American peer companies on the basis of relative valuation. No major changes have been made to country allocations.

MARKET REVIEW AND OUTLOOK

In summarizing activity during the third quarter, one is immediately struck by how similar market conditions appear now on September 30th as they did June 30th. In our semi-annual report, we identified technical indicators which suggested that the June gold price low was consistent with major lows observed during early 1993 and 1995. Gold subsequently rallied during July, but was unable to re-establish its prior trading range above $390 during August. A reduced supply-demand deficit and the IMF proposal to sell a portion of its gold holdings to fund debt relief were sufficient reasons for commodity fund operators to drive gold lower in September. Spot gold closed at $378.40 on September 30, its lowest level for the quarter and the year. Not surprisingly, technical readings again demonstrate that large speculators are short and investor sentiment is negative towards precious metals.

What's different is a sharp rise in gold lease rates during September. Lease rates are an indicator of the demand for gold borrowing, an integral part of structured sale programs. Higher lease rates indicate that producers and/or central banks have returned as sellers. We had argued extensively in 1995 that the heady pace of producer selling was unsustainable, later confirmed by the November 1995 lease rate spike and the subsequent gold price rally. An essential part of our argument for a permanent curtailment of producer sales was a cyclical gold rally that would reveal the true opportunity cost of hedging programs to management and shareholders. With gold failing to maintain a higher trading range established since late 1995, it's not surprising to see a re-emergence of interest in forward sales. In the central bank community, it is rumored that officials view the postponement of the IMF sales as a window for their own sale programs to be completed. "Why wait until after an IMF sale when the gold price may be lower?" echoes these sentiments.

Realizing these negatives factors are already impounded in market prices--and that rumors of central bank activity notoriously appear at price extremes--we view the current technical position of the market favorably. A record short speculative position and a seasonal pickup in jewelry demand both suggest that a material breakdown is unlikely; instead, a rally is more probable. As the extent of any rally is impossible to predict, investors should instead focus on the attractiveness of making low-risk allocations towards precious metals when the asset class is for sale. As was the case at the end of June, the present juncture provides another excellent entry point for long term investors.

As long as gold continues to trade within its large trading range established since 1994, we view the current environment as an opportunity for the Portfolio to focus on stock selection. The Portfolio benefited from exploration discoveries in Bre-X Minerals (BXM-TSE) and Greenstone Resources (GRE-TSE) earlier in 1996. The Portfolio's position in Gold Reserve (GLR-TSE), which rose 48% during September after releasing favorable drill results, is one of many success stories emanating from South and Latin America in recent months. We anticipate the Portfolio can benefit from similar future opportunities and plan to apply our geological and financial expertise to uncovering the best investment assets in the precious metals universe.

Peter F. Palmedo
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

                                                        VALUE
       SHARES                                           (000)
-------------                                         ---------
 COMMON STOCKS (87.6%)
   AFRICA (2.3%)
       44,000    Ashanti Goldfields Co., GDR          $     737
                                                      ---------
   AUSTRALIA (22.2%)
      265,000    Delta Gold N.L.                            587
      320,000    Great Central Mines N.L.                   912
      373,000    Lihir Gold Ltd.                            703
      730,000    Newcrest Mining Ltd.                     2,542
      703,002    Normandy Mining Ltd.                       957
      290,000    Plutonic Resources Ltd.                  1,171
      500,000    Wiluna Mines Ltd.                          352
                                                      ---------
                                                          7,224
                                                      ---------
   CANADA (22.0%)
       82,100    Bre-X Minerals Ltd.                      1,580
      206,000    Dakota Mining Corp.                        412
      133,000    Gold Reserve Corp.                       1,746
      127,600    Miramar Mining Corp.                       646
       41,000    Placer Dome, Inc.                          969
      387,000    Royal Oak Mines, Inc.                    1,524
       46,000    TVX Gold, Inc.                             316
                                                      ---------
                                                          7,193
                                                      ---------
   SOUTH AFRICA (29.9%)
       40,000    Driefontein Consolidated Ltd., ADR         432
      150,500    Free State Consolidated Gold Mines
                  Ltd., ADR                               1,448
       24,000    Gold Fields of South Africa Ltd.,
                  ADR                                       678
       93,000    Harmony Gold Mining Co., Ltd., ADR         779
      148,000    JCI Co., Ltd.                            1,431
        1,526    JCI Co., Ltd., ADR                          15
      100,000    Kloof Gold Mining Co., Ltd.                799
       16,200    Kloof Gold Mining Co., Ltd., ADR           131
      157,000    Vaal Reefs Exploration & Mining
                  Co., Ltd., ADR                          1,256
       93,205    Western Area Gold Mining ADR             1,469
       42,700    Western Deep Levels Ltd., ADR            1,324
                                                      ---------
                                                          9,762
                                                      ---------


                                                        VALUE
       SHARES                                           (000)
-------------                                         ---------

   UNITED STATES (11.2%)
       77,700    Homestake Mining Co.                 $   1,136
      103,600    Pegasus Gold, Inc.                       1,049
       50,300    Santa Fe Pacific Gold Corp.                629
       45,500    Stillwater Mining Co.                      853
                                                      ---------
                                                          3,667
                                                      ---------
TOTAL COMMON STOCKS (Cost $33,279)                       28,583
                                                      ---------
    FACE
   AMOUNT
    (000)
-------------

 SHORT-TERM INVESTMENT (12.1%)
   REPURCHASE AGREEMENT (12.1%)
$       3,965    Chase Securities, Inc. 5.40%,
                  dated 9/30/96, due 10/01/96, to
                  be repurchased at $3,966,
                  collateralized by $2,920 U.S.
                  Treasury Bonds, 10.625%, due
                  8/15/15, valued at $4,019
                  (Cost $3,965)                           3,965
                                                      ---------
TOTAL INVESTMENTS (99.7%) (Cost $37,244)                 32,548
                                                      ---------
OTHER ASSETS AND LIABILITIES (0.3%)
                                       Other Assets       4,192
 Liabilities                                             (4,105)
                                                      ---------
                                                             87
                                                      ---------
NET ASSETS (100%)                                     $  32,635
                                                      ---------
                                                      ---------
 CLASS A:
 NET ASSETS                                           $  31,509
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,959,947 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                         $10.65
                                                      ---------
                                                      ---------
 CLASS B:
 NET ASSETS                                              $1,126
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 105,929 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)           $10.63
                                                      ---------
                                                      ---------

----------------------------------
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt